Exhibit 99.1

First Quarter 2007 Earnings Release and Supplemental Financials

April 19, 2007

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson	Tim Dirrim
	Executive Vice President	Vice President
	Chief Financial Officer	Corporate Communications
	Sky Financial Group, Inc.	Sky Financial Group, Inc.
	(419) 254-6068	(419) 327-6330

Sky Financial Group Reports 2007 First Quarter Results

•	Net Income of $.44 per Share

•	Core Operating Earnings of $.45 per Share

April 19, 2007 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported net income for the first quarter of 2007 of $51.6 million, or $.44 per diluted share, compared to $50.6 million, or $.46 per diluted share, for the first quarter of 2006. Annualized return on assets and return on equity for the first quarter were 1.18% and 11.03%, respectively, compared with 1.31% and 13.07%, respectively, for the same period in 2006.

Core operating earnings were $52.7 million for the first quarter of 2007 versus $50.8 million for the same period in 2006. Core operating earnings per diluted share for the first quarter were $.45 versus $.46 for the first quarter of 2006. Core operating earnings in the first quarter of 2007 and 2006 reflect net income adjusted to exclude merger, integration and restructuring expenses that are not representative of ongoing operations. For the first quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.21% and 11.27%, respectively, compared with 1.31% and 13.10%, respectively, for the same period in 2006.

Cash operating earnings, which reflect core operating earnings excluding amortization of intangibles, were $55.7 million, or $.47 per diluted share, in the first quarter of 2007 compared to $53.3 million, or $.49 per diluted share, in the first quarter of 2006. On a cash operating basis, the annualized return on average tangible equity was 20.05% for the first quarter compared with 21.49% for the same period in 2006.

“Our first quarter performance reflects our continued focus on our strategic priorities,” stated Marty E. Adams, chairman, president and chief executive officer. “Our margin improved from last quarter and we continue to see strong fee-based revenue growth. Combined with an emphasis on consistent credit quality and strong expense control, Sky produced solid results in the face of a challenging economic and interest rate environment.

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We look forward to achieving improved results in the second quarter and are excited about the progress of our pending merger with Huntington, which is on schedule to be completed early in the third quarter.”

First Quarter Results

Net interest income for the first quarter was $142.8 million, up 7.5% from $132.8 million in the first quarter of 2006. The net interest margin for the first quarter was 3.64%, up 5 basis points from the fourth quarter of 2006 and down 14 basis points from the first quarter of 2006. The increase in the net interest margin performance from the fourth quarter of 2006 was primarily the result of mid-fourth quarter balance sheet restructuring activities. The decrease from the first quarter of 2006 was primarily the result of compressed interest rate spreads from an unfavorable interest rate environment and the effects of the addition of Union Federal Bank in the fourth quarter of 2006 that had a lower margin, which were partially offset by the fourth quarter balance sheet restructuring.

Average earning assets increased 12.0% over the first quarter of 2006 due to organic growth and acquisitions. Average loans for the quarter increased 15.0% from the same quarter last year, with organic growth contributing 2.4% in addition to the acquisitions. Average deposits grew 21.8% from the first quarter of 2006, which included organic growth of 3.8% in addition to the acquisitions.

Non-interest revenues were $68.8 million, up from $56.7 million in the first quarter of 2006. Compared to the first quarter of 2006, service charges on deposits for the first quarter of 2007 were up 54.2% from higher volumes in deposit accounts from acquisitions, continued growth in transaction accounts and fee increases on certain types of accounts. In addition, trust services income was up 17.9% as trust assets increased to $5.8 billion at March 31, 2007 compared to $4.9 billion at March 31, 2006. Brokerage and insurance commissions were down 6.6%, due mostly to the sale of the wholesale insurance business in the fourth quarter of 2006 and decreased contingent income. Other income in the quarter increased 36.5% over the first quarter of 2006, due primarily to higher check card and deposits fees. Mortgage banking revenues were up 3.0%, mainly due to lower amortization of servicing rights during the first quarter of 2007, while mortgage originations of $257 million rose 4% from the first quarter last year.

The first quarter non-interest expenses on a core operating basis, excluding the merger, integration and restructuring expenses recorded during the quarter were $121.2 million, up 14.3% or $15.2 million from $106.0 million in the first quarter of 2006. Total non-interest expenses for the first quarter were $122.9 million compared to $106.2 million in the first quarter of 2006 and included pre-tax charges of $1.7 million of merger, integration and restructuring expenses related to additional costs from the 2006 acquisition of Union Federal Bank and costs incurred related to the pending merger with Huntington Bancshares Incorporated. Core operating expenses increased over the first quarter of 2006, mainly due to the acquisitions in late 2006 and increased marketing expenses in the first quarter of 2007 compared to the first quarter of 2006. The efficiency ratio, on a cash operating basis, excluding the core operating adjustments, was 54.85% for the first quarter of 2007, compared to 53.67% for the same quarter in 2006.

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Credit Quality

The provision for credit losses for the first quarter was $10.7 million, increasing from $7.2 million in the same quarter in 2006. Net credit losses for the quarter were $11.3 million, or .36% annualized to average total loans, compared to $8.0 million, or .29%, for the first quarter of 2006. At March 31, 2007, non-performing loans to total loans was 1.14% versus 1.07% at December 31, 2006 and 1.16% at March 31, 2006. Total non-performing loans at March 31, 2007, were $146.4 million, an increase of $9.2 million from $137.2 million at December 31, 2006 and an increase of $17.5 million from $128.9 million at March 31, 2006. The allowance for credit losses to non-performing loans at March 31, 2007, was 118% versus 126% at December 31, 2006 and 111% at March 31, 2006. Non-performing loans continue to reflect the non-accrual status of $15.4 million of loans with payments guaranteed by surety bonds issued by an insurance company, which remains in litigation.

Outlook for 2007

For 2007, Sky continues to project growth in core operating earnings per share for the year. Sky’s financial performance is expected to reflect moderate organic growth in loans and deposits, stability in the net interest margin and asset quality ratios and strong operating efficiency, all consistent with its strategic priorities.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which excludes merger-related expenses and other transactions that are not reflective of ongoing operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

Forward-looking Statement

This press release contains certain forward-looking statements, including certain plans, expectations, goals and projections, including statements about the benefits of the merger between Huntington Bancshares Incorporated (“Huntington”) and Sky Financial Group, Inc. (“Sky Financial”), which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Sky Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger

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may not be obtained on the proposed terms and schedule; Huntington and/or Sky Financial’s stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in Huntington’s 2006 Annual Report on Form 10-K, Sky Financial’s 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington and Sky Financial with the Securities and Exchange Commission (“SEC”). All forward-looking statements included in this letter are based on information available at the time it was written. Neither Huntington nor Sky Financial assumes any obligation to update any forward-looking statement.

Additional Information about the Merger and Where to Find It

Huntington and Sky Financial have filed all relevant documents concerning the transaction with the SEC, including a registration statement on Form S-4, which includes a proxy statement/prospectus. Stockholders can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Huntington and Sky Financial, at the SEC’s Internet site: www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attention: Investor Relations, 614-480-4060; or Sky Financial, 221 South Church Street, Bowling Green, Ohio, 43402. The final proxy statement/prospectus will be mailed to stockholders of Huntington and Sky Financial on or about April 25, 2007.

Stockholders are urged to read the proxy statement/prospectus, and other relevant documents filed with the SEC regarding the proposed transaction when they become available, because they will contain important information.

The directors and executive officers of Huntington and Sky Financial and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Huntington’s directors and executive officers is available in its proxy statement filed with the SEC by Huntington on March 8, 2006. Information regarding Sky Financial’s directors and executive officers is available in its 2006 Annual Report on Form 10-K filed with the SEC by Sky Financial on February 23, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

About Sky Financial Group, Inc.

Sky Financial Group is a $17.6 billion diversified financial holding company. Sky’s asset size places it among the 40 largest publicly-held bank holding companies in the nation. Sky operates over 330 financial centers and over 400 ATMs, serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, asset management services; and Sky Insurance, retail and commercial insurance agency services. The company is located on the web at www.skyfi.com.

-end-

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Summary Financials-First Quarter 2007

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended March 31		Percent Change
	2007	2006
Interest income	$281,267	$234,044	20.2%
Interest expense	138,501	101,208	36.8

Net interest income	142,766	132,836	7.5

Provision for credit losses	10,703	7,154	49.6

Net interest income after provision for credit losses	132,063	125,682	5.1

Non-interest income
Trust services income	6,935	5,881	17.9
Service charges and fees on deposit accounts	20,811	13,499	54.2
Mortgage banking income	5,731	5,563	3.0
Brokerage and insurance commissions	18,492	19,792	(6.6)
Net securities gains (losses)	565	(5)	11,400.0
Other income	16,279	11,929	36.5

Total non-interest income	68,813	56,659	21.5

Non-interest expenses
Salaries and employee benefits	66,366	59,814	11.0
Occupancy and equipment expense	21,319	17,643	20.8
Merger, integration and restructuring expense	1,723	180	857.2
Other operating expenses	33,472	28,541	17.3

Total non-interest expense	122,880	106,178	15.7

Income before income taxes	77,996	76,163	2.4
Income taxes	26,375	25,523	3.3

Net income	$51,621	$50,640	1.9

SHARE DATA:

Earnings per share
Basic	$0.44	0.47	(6.4)
Diluted	0.44	0.46	(4.4)

Core operating earnings per share*
Basic	0.45	0.47	(4.3)
Diluted	0.45	0.46	(2.2)

Cash operating earnings per share*
Basic	0.47	0.49	(4.1)
Diluted	0.47	0.49	(4.1)

Cash dividend declared per common share	0.25	0.23	—
Average shares outstanding
Basic	117,291,000	108,337,000	—
Diluted	118,329,000	109,287,000	—

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Summary Financials-First Quarter 2007

PERFORMANCE RATIOS:

	Three Months Ended March 31
	2007	2006
Net Income	$51,621	$50,640
Return on average equity	11.03%	13.07%
Return on average assets	1.18%	1.31%
Net interest margin (FTE)	3.64%	3.78%

CORE OPERATING*
Core operating earnings	$52,741	$50,757
Return on average equity	11.27%	13.10%
Return on average assets	1.21%	1.31%
Efficiency ratio	57.00	55.71

CASH OPERATING*
Cash operating earnings	$55,705	$53,277
Return on average tangible equity	20.05%	21.49%
Return on average tangible assets	1.34%	1.43%
Efficiency ratio	54.85	53.67

PERIOD END BALANCE SHEETS (Unaudited) (Dollars in thousands)
	March 31		Percent Change
	2007	2006
Cash and due from banks	$326,448	$260,304	25.4%
Interest-earning deposits with banks	11,055	9,652	14.5
Federal funds sold	45,132	23,000	96.2
Loans held for sale	17,357	23,395	(25.8)
Securities available for sale	3,043,833	3,144,045	(3.2)
Total loans	12,837,735	11,093,918	15.7
Allowance for credit losses	(172,407)	(143,383)	20.2

Net loans	12,665,328	10,950,535	15.7
Premises and equipment	204,241	165,598	23.3
Goodwill and other intangibles	798,506	587,231	36.0
Other assets	511,109	494,791	3.3

Total assets	$17,623,009	$15,658,551	12.5

Total interest-earning assets	$15,955,112	$14,294,010	11.6

Non-interest-bearing deposits	$1,855,488	$1,663,459	11.5
Interest-bearing deposits	11,279,964	9,339,539	20.8

Total deposits	13,135,452	11,002,998	19.4
Repos and federal funds purchased	1,208,182	915,821	31.9
Debt and FHLB advances	1,149,516	1,982,984	(42.0)
Other liabilities	199,227	190,177	4.8
Shareholders’ equity	1,930,632	1,566,571	23.2

Total liabilities and shareholders’ equity	$17,623,009	$15,658,551	12.5

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Summary Financials-First Quarter 2007

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended March 31		Percent Change
	2007	2006
Cash and due from banks	$315,120	$246,033	28.1%
Interest-earning deposits with banks	9,414	12,546	(25.0)
Federal funds sold	50,545	2,644	1,811.7
Loans held for sale	15,074	11,727	28.5
Securities available for sale	3,106,414	3,115,505	(0.3)
Total loans	12,854,247	11,176,494	15.0
Allowance for credit losses	(172,618)	(144,415)	19.5

Net loans	12,681,629	11,032,079	15.0
Premises and equipment	206,033	167,180	23.2
Goodwill and other intangibles	796,862	588,376	35.4
Other assets	510,884	483,232	5.7

Total assets	$17,691,975	$15,659,322	13.0

Total interest-earning assets	$16,035,694	$14,318,916	12.0

Non-interest-bearing deposits	$1,841,009	$1,645,047	11.9
Interest-bearing deposits	11,262,385	9,114,741	23.6

Total deposits	13,103,394	10,759,788	21.8
Repos and federal funds purchased	1,052,180	1,020,649	3.1
Debt and FHLB advances	1,442,115	2,132,077	(32.4)
Other liabilities	195,664	176,019	11.2
Shareholders’ equity	1,898,622	1,570,789	20.9

Total liabilities and shareholders’ equity	$17,691,975	$15,659,322	13.0

ASSET QUALITY DATA:
	March 31
	2007	2006
Non-accrual loans	$146,343	$128,402
Restructured loans	40	463

Total non-performing loans	146,383	128,865
Other real estate owned	23,425	18,319

Total non-performing assets	$169,808	$147,184

Loans 90 days or more past due and still accruing	$14,915	$20,408
Allowance for credit losses	172,407	143,383

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	1.14%	1.16%
Non-performing loans to total loans	1.14	1.16
Non-performing assets to total assets	0.96	0.94
Loans 90 days or more past due and still accruing to total loans	0.12	0.18
Allowance for credit losses to non-performing loans	117.78	111.27
Allowance for credit losses to non-performing assets	101.53	97.42
Allowance for credit losses to total loans	1.34	1.29

NET CHARGE-OFFS:
	Three Months Ended March 31
	2007	2006
Net charge-offs	$11,340	$8,030
Net charge-offs to average loans	0.36	0.29

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Summary Financials-First Quarter 2007

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations and other charges and gains that management does not consider to be reflective of ongoing operations or are expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles.

Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of non-core adjustments and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31
	2007	2006
Net income	$51,621	$50,640

Add: Merger, integration and restructuring expense	1,723	180
Tax effect	(603)	(63)

After-tax non-operating items	1,120	117

Core operating earnings	$52,741	$50,757

Merger, integration and restructuring expenses in 2007 reflect charges from additional costs from the fourth quarter 2006 acquisition of Union Federal Bank and costs incurred related to the pending merger with Huntington Bancshares.

Merger, integration and restructuring expenses in 2006 reflect charges associated with the acquisition of Union Federal Bank and additional costs from the fourth quarter 2005 Falls Bank acquisition.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, certain charges and gains that are not considered by management to be part of core earnings are removed from the numerator and the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31
	2007	2006
Core operating earnings	$52,741	$50,757

Add: Amortization of core deposits and other intangible assets	4,560	3,877
Tax effect	(1,596)	(1,357)

After-tax non-operating items	2,964	2,520

Cash operating earnings	$55,705	$53,277

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and other charges and gains that are not considered by management to be a part of core operating earnings are removed from the numerator and the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

8

Summary Financials-First Quarter 2007

The following table reconciles average GAAP equity to average tangible equity for the three months ended March 31, 2007 and 2006.

	Three Months Ended March 31
	2007	2006
Average GAAP equity	$1,898,622	$1,570,789

Goodwill	725,299	522,981
Core deposits and other intangibles	71,563	65,395
Deferred taxes	(25,047)	(22,888)

	771,815	565,488

Average tangible equity	$1,126,807	$1,005,301

The following table reconciles average GAAP assets to average tangible assets for the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31
	2007	2006
Average GAAP assets	$17,691,975	$15,659,322

Goodwill	725,299	522,981
Core deposits and other intangibles	71,563	65,395
Deferred taxes	(25,047)	(22,888)

	771,815	565,488

Average tangible assets	$16,920,160	$15,093,834

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS	Three Months Ended March 31
	2007	2006
Net income	$0.44	$0.47
After-tax non-core operating adjustments	0.01	—
Core operating earnings	0.45	0.47
After-tax amortization of core deposits and other intangible assets	0.03	0.02
Cash operating earnings	$0.47	$0.49

Diluted EPS	Three Months Ended March 31
	2007	2006
Net income	$0.44	$0.46
After-tax non-core operating adjustments	0.01	—

Core operating earnings	0.45	0.46
After-tax amortization of core deposits and other intangible assets	0.03	0.02

Cash operating earnings	$0.47	$0.49

— end —

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Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Fully taxable equivalent interest income	$282,252	$283,034	$254,900	$243,898	$234,812

Interest income	$281,267	$282,167	$254,134	$243,146	$234,044
Interest expense	138,501	138,656	122,155	109,926	101,208

Net interest income	142,766	143,511	131,979	133,220	132,836

Provision for credit losses	10,703	10,779	9,445	9,476	7,154

Net interest income after provision for credit losses	132,063	132,732	122,534	123,744	125,682

Non-interest income
Trust services income	6,935	6,551	5,835	6,012	5,881
Service charges and fees on deposit accounts	20,811	22,481	16,701	15,026	13,499
Mortgage banking income	5,731	4,820	6,240	6,518	5,563
Brokerage and insurance commissions	18,492	16,566	15,156	15,880	19,792
Net securities gains (losses)	565	(21,117)	18	(80)	(5)
Derivative gains (losses) on swaps	—	464	3,570	(9,930)	—
Net cash settlement on swaps	—	—	159	(199)	—
Other income	16,279	25,558	13,254	12,728	11,929

Total non-interest income	68,813	55,323	60,933	45,955	56,659

Non-interest expenses
Salaries and employee benefits	66,366	70,069	57,593	55,805	59,814
Occupancy and equipment expense	21,319	20,419	17,364	17,134	17,643
Merger, integration and restructuring expense	1,723	5,090	941	364	180
Other operating expenses	33,472	33,014	25,966	28,618	28,541

Total non-interest expense	122,880	128,592	101,864	101,921	106,178

Income before income taxes	77,996	59,463	81,603	67,778	76,163
Income taxes	26,375	19,407	27,034	22,705	25,523

Net income	$51,621	$40,056	$54,569	$45,073	$50,640

Core operating earnings	$52,741	$54,061	$52,860	$51,764	$50,757

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average equity	11.03%	8.72%	13.48%	11.42%	13.07%
Return on average assets	1.18	0.90	1.37	1.15	1.31
Net interest rate spread (FTE)	3.06	3.01	3.08	3.23	3.30
Net interest rate margin (FTE)	3.64	3.59	3.65	3.75	3.78
Efficiency ratio	57.81	64.39	52.59	56.65	55.81

CORE OPERATING*	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average equity	11.27%	11.77%	13.06%	13.11%	13.10%
Return on average assets	1.21	1.22	1.33	1.32	1.31
Efficiency ratio	57.00	61.99	53.09	53.49	55.71

CASH OPERATING*	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Return on average tangible equity	20.05%	21.07%	21.02%	21.34%	21.49%
Return on average assets	1.34	1.34	1.44	1.44	1.43
Efficiency ratio	54.85	59.78	51.13	51.49	53.67

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Earnings per share
Basic	0.44	0.35	0.50	0.42	0.47
Diluted	0.44	0.35	0.50	0.41	0.46

Core operating earnings per share*
Basic	0.45	0.47	0.49	0.48	0.47
Diluted	0.45	0.47	0.48	0.47	0.46

Cash operating earnings per share*
Basic	0.47	0.49	0.51	0.50	0.49
Diluted	0.47	0.49	0.51	0.50	0.49

Cash dividend declared per common share	0.25	0.25	0.23	0.23	0.23

Book value per share	16.38	16.11	15.10	14.47	14.41

Average shares outstanding
Basic	117,291,000	115,000,000	108,564,000	108,463,000	108,337,000
Diluted	118,329,000	115,836,000	109,345,000	109,266,000	109,287,000

Book value calculation shares outstanding	117,834,248	116,731,982	108,947,993	108,782,409	108,704,939

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Cash and due from banks	$315,120	$324,033	$243,811	$240,562	$246,033
Interest-earning deposits with banks	9,414	64,679	12,951	15,041	12,546
Federal funds sold	50,545	38,923	533	3,115	2,644
Loans held for sale	15,074	16,815	16,110	17,656	11,727
Securities available for sale	3,106,414	3,363,781	3,152,411	3,139,803	3,115,505
Total loans	12,854,247	12,474,603	11,265,283	11,165,552	11,176,494
Allowance for loan losses	(172,618)	(168,325)	(144,362)	(143,169)	(144,415)

Net loans	12,681,629	12,306,278	11,120,921	11,022,383	11,032,079
Premises and equipment	206,033	192,246	166,983	165,470	167,180
Goodwill and other intangibles	796,862	773,066	582,235	585,291	588,376
Other assets	510,884	515,877	506,848	507,024	483,232

Total assets	$17,691,975	$17,595,698	$15,802,803	$15,696,345	$15,659,322

Total interest-earning assets	$16,035,694	$15,958,801	$14,447,288	$14,341,167	$14,318,916

Non-interest-bearing deposits	$1,841,009	$1,916,091	$1,655,915	$1,674,377	$1,645,047
Interest-bearing deposits	11,262,385	11,042,319	9,573,663	9,330,457	9,114,741

Total deposits	13,103,394	12,958,410	11,229,578	11,004,834	10,759,788
Repos and federal funds purchased	1,052,180	994,602	869,381	913,764	1,020,649
Debt and FHLB advances	1,442,115	1,626,733	1,920,271	2,023,530	2,132,077
Other liabilities	195,664	193,251	178,081	170,984	176,019
Shareholders’ equity	1,898,622	1,822,702	1,605,492	1,583,233	1,570,789

Total liabilities and shareholders’ equity	$17,691,975	$17,595,698	$15,802,803	$15,696,345	$15,659,322

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Cash and due from banks	$326,448	$345,858	$272,903	$293,266	$260,304
Interest-earning deposits with banks	11,055	12,245	12,980	13,226	9,652
Federal funds sold	45,132	40,000	—	—	23,000
Loans held for sale	17,357	20,019	16,515	22,296	23,395
Securities available for sale	3,043,833	3,129,960	3,221,525	3,084,312	3,144,045
Total loans	12,837,735	12,826,817	11,305,636	11,218,034	11,093,918
Allowance for loan losses	(172,407)	(172,990)	(144,310)	(144,601)	(143,383)

Net loans	12,665,328	12,653,827	11,161,326	11,073,433	10,950,535
Premises and equipment	204,241	206,145	166,865	166,551	165,598
Goodwill and other intangibles	798,506	801,702	580,306	583,948	587,231
Other assets	511,109	516,338	488,211	513,970	494,791

Total assets	$17,623,009	$17,726,094	$15,920,631	$15,751,002	$15,658,551

Total interest-earning assets	$15,955,112	$16,029,041	$14,556,656	$14,337,868	$14,294,010

Non-interest-bearing deposits	$1,855,488	$1,953,658	$1,665,760	$1,698,585	$1,663,459
Interest-bearing deposits	11,279,964	11,266,995	9,730,664	9,393,136	9,339,539

Total deposits	13,135,452	13,220,653	11,396,424	11,091,721	11,002,998
Repos and federal funds purchased	1,208,182	978,661	904,827	883,403	915,821
Debt and FHLB advances	1,149,516	1,439,080	1,781,640	2,010,758	1,982,984
Other liabilities	199,227	207,052	192,785	190,607	190,177
Shareholders’ equity	1,930,632	1,880,648	1,644,955	1,574,513	1,566,571

Total liabilities and shareholders’ equity	$17,623,009	$17,726,094	$15,920,631	$15,751,002	$15,658,551

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

PERIOD END	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Residential Mortgage	$1,352,944	$1,367,478	$1,069,992	$1,069,897	$1,125,633
Home Equity	2,284,568	2,321,772	1,707,425	1,712,030	1,696,999
Consumer	767,412	782,289	689,380	691,270	695,392
Commercial Real Estate	4,357,603	4,323,729	4,704,738	4,666,045	4,539,276
Commercial and Industrial	4,075,208	4,031,549	3,134,101	3,078,792	3,036,618

Total Loans	$12,837,735	$12,826,817	$11,305,636	$11,218,034	$11,093,918

Residential Mortgage	11%	11%	9%	10%	10%
Home Equity	18%	18%	15%	15%	15%
Consumer	6%	6%	6%	6%	6%
Commercial Real Estate	34%	34%	42%	42%	41%
Commercial and Industrial	31%	31%	28%	27%	28%

Total Loans	100%	100%	100%	100%	100%

AVERAGES	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Residential Mortgage	$1,370,094	$1,320,361	$1,070,254	$1,107,658	$1,132,588
Home Equity	2,300,755	2,213,543	1,704,231	1,706,839	1,711,076
Consumer	774,502	768,657	691,634	695,951	701,714
Commercial Real Estate	4,332,139	4,330,749	4,711,243	4,609,588	4,524,839
Commercial and Industrial	4,076,757	3,841,293	3,087,921	3,045,569	3,106,277

Total Loans	$12,854,247	$12,474,603	$11,265,283	$11,165,605	$11,176,494

Residential Mortgage	11%	10%	10%	10%	10%
Home Equity	18%	18%	15%	15%	15%
Consumer	6%	6%	6%	6%	6%
Commercial Real Estate	34%	35%	42%	41%	41%
Commercial and Industrial	31%	31%	27%	28%	28%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

PERIOD END	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-interest-bearing demand deposits	$1,855,488	$1,953,658	$1,665,760	$1,698,585	$1,663,459
Interest-bearing demand deposits	487,609	464,406	415,232	354,253	385,747
Savings deposits	4,601,352	4,516,910	3,364,869	3,283,701	3,426,386
Time deposits	6,191,003	6,285,679	5,950,563	5,755,182	5,527,406

Total deposits	13,135,452	13,220,653	11,396,424	11,091,721	11,002,998

Short-term borrowings	1,208,182	978,661	904,827	883,403	915,821
Trust preferred securities	335,125	335,294	337,040	337,156	182,288
Debt and FHLB advances	814,391	1,103,786	1,444,600	1,673,602	1,800,696

Total funding sources	$15,493,150	$15,638,394	$14,082,891	$13,985,882	$13,901,803

AVERAGE	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-interest-bearing demand deposits	$1,841,009	$1,916,091	$1,655,915	$1,674,377	$1,645,047
Interest-bearing demand deposits	462,412	522,045	387,738	363,567	345,545
Savings deposits	4,549,581	4,248,402	3,327,147	3,327,009	3,396,816
Time deposits	6,250,392	6,271,872	5,858,778	5,639,881	5,372,380

Total deposits	13,103,394	12,958,410	11,229,578	11,004,834	10,759,788

Short-term borrowings	1,052,180	994,602	869,381	913,764	1,020,649
Trust preferred securities	335,202	362,397	338,275	254,433	184,440
Debt and FHLB advances	1,106,913	1,264,336	1,581,996	1,769,097	1,947,637

Total funding sources	$15,597,689	$15,579,745	$14,019,230	$13,942,128	$13,912,514

Supplemental Financial Information - First Quarter 2007

ASSET QUALITY DATA:

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-accrual loans	$146,343	$137,111	$127,279	$124,839	$128,402
Restructured loans	40	42	43	45	463

Total non-performing loans	146,383	137,153	127,322	124,884	128,865
Other real estate owned	23,425	21,669	13,992	14,471	18,319

Total non-performing assets	$169,808	$158,822	$141,314	$139,355	$147,184

Loans 90 days or more past due and still accruing	$14,915	$23,988	$17,207	$11,858	$20,408
Net charge-offs	11,340	12,508	9,890	8,270	8,030
Allowance for loan losses	172,407	172,990	144,310	144,601	143,383

ASSET QUALITY RATIOS:

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Non-accrual loans to total loans	1.14%	1.07%	1.13%	1.11%	1.16%
Non-performing loans to total loans	1.14	1.07	1.13	1.11	1.16
Non-performing assets to total assets	0.96	0.90	0.89	0.88	0.94
Loans 90 days or more past due and still accruing to total loans	0.12	0.19	0.15	0.11	0.18
Net charge-offs to average loans	0.36	0.40	0.35	0.30	0.29
Allowance for loan losses to non-performing loans	117.78	126.13	113.34	115.79	111.27
Allowance for loan losses to non-performing assets	101.53	108.92	102.12	103.76	97.42
Allowance for loan losses to total loans	1.34	1.35	1.28	1.29	1.29

Supplemental Financial Information - First Quarter 2007

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations and other charges and gains that management does not consider to be reflective of ongoing operations or are expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles.

Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of non-core adjustments and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three months ended March 31, 2007 and 2006 for each of the five quarters presented in the tables:

	Three Months Ended March 31
	2007	2006
Income from continuing operations	$51,621	$50,640
Add: Merger, integration and restructuring expense	1,723	180
Tax effect	(603)	(63)

After-tax non-operating items	1,120	117

Core operating earnings	$52,741	$50,757

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Income from continuing operations	$51,621	$40,056	$54,569	$45,073	$50,640

Add: Merger, integration and restructuring expense	1,723	5,090	941	364	180
Derivative (gains) losses on swaps	—	(464)	(3,570)	9,930	—
Balance sheet restructuring charges	—	15,252	—	—	—
Sale of an insurance business	—	(6,658)	—	—	—
Additional employee costs	—	5,800	—	—	—
Securities impairment	—	1,681	—	—	—
Additional amortization of mortgage servicing rights	—	845	—	—	—
Tax effect	(603)	(7,541)	920	(3,603)	(63)

After-tax non-operating items	1,120	14,005	(1,709)	6,691	117

Core operating earnings	$52,741	$54,061	$52,860	$51,764	$50,757

Merger, integration and restructuring expenses in 2007 reflect charges from additional costs incurred in connection with the fourth quarter of 2006 acquisition of Union Federal Bank and costs incurred related to the pending merger with Huntington Bancshares.

Merger, integration and restructuring expenses in 2006 reflect charges associated with the acquisition of Union Federal Bank in all four quarters, additional costs from the Falls Bank acquisition incurred in the first quarter of 2006 and costs from the Perpetual Savings Bank acquisition in the fourth quarter of 2006.

In the fourth quarter of 2006, Sky Financial completed a balance sheet restructuring that resulted in net charges of $14.7 million ($9.6 million aftertax). The charges were recorded as follows: (1) Charges of $19.4 million recorded as a component of net securities gains (losses); (2) Net gains of $4.2 million recorded as a component of other income; and (3) Gains of $0.5 million recorded as derivative gains (losses) on swaps. The gains related to derivatives are included in derivative (gains) losses in the above tabular reconciliation.

The additional employee costs above represent additional employee compensation and benefits related to acquisitions and mergers. The additional costs incurred included $1.5 million related to the increase in Sky Financial’s non-qualified pension plan due to the value of Sky Financial Group common stock increasing after the merger announcement. In addition, another $1.5 million related to additional incentive compensation from the Union Federal acquisition.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, certain charges and gains that are not considered by management to be part of core earnings are removed from the numerator and the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - First Quarter 2007

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for the three months ended March 31, 2007 and 2006, as well as for each of the five quarters presented in these tables:

	Three Months Ended March 31
	2007	2006
Core operating earnings	$52,741	$50,757

Amortization of core deposits and other intangible assets	4,560	3,877
Tax effect	(1,596)	(1,357)

After-tax non-operating items	2,964	2,520

Cash operating earnings	$55,705	$53,277

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Core operating earnings	$52,741	$54,061	$52,860	$51,764	$50,757

Amortization of core deposits and other intangible assets	4,560	4,390	3,728	3,807	3,877
Tax effect	(1,596)	(1,537)	(1,305)	(1,332)	(1,357)

After-tax non-operating items	2,964	2,853	2,423	2,475	2,520

Cash operating earnings	$55,705	$56,914	$55,283	$54,239	$53,277

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and other charges and gains that are not considered by management to be a part of core operating earnings are removed from the numerator and the denominator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - First Quarter 2007

The following table reconciles average GAAP equity to average tangible equity for the three months ended March 31, 2007 and 2006, as well as each of the period ends presented in the tables.

	Three Months Ended March 31
	2007	2006
Average GAAP equity	$1,898,622	$1,570,789

Goodwill	725,299	522,981
Core deposits and other intangibles	71,563	65,395
Deferred taxes	(25,047)	(22,888)

	771,815	565,488

Average tangible equity	$1,126,807	$1,005,301

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Average GAAP equity	$1,898,622	$1,822,702	$1,605,492	$1,583,233	$1,570,789

Goodwill	725,299	709,887	524,329	523,582	522,981
Core deposits and other intangibles	71,563	63,179	57,906	61,709	65,395
Deferred taxes	(25,047)	(22,113)	(20,267)	(21,598)	(22,888)

	771,815	750,953	561,968	563,693	565,488

Average tangible equity	$1,126,807	$1,071,749	$1,043,524	$1,019,540	$1,005,301

The following table reconciles average GAAP assets to average tangible assets for the three months ended March 31, 2007 and 2006, as well as each of the period ends presented in the tables.

	Three Months Ended March 31
	2007	2006
Average GAAP assets	$17,691,975	$15,659,322

Goodwill	725,299	522,981
Core deposits and other intangibles	71,563	65,395
Deferred taxes	(25,047)	(22,888)

	771,815	565,488

Average tangible assets	$16,920,160	$15,093,834

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Average GAAP assets	$17,691,975	$17,595,698	$15,802,803	$15,696,345	$15,659,322

Goodwill	725,299	709,887	524,329	523,582	522,981
Core deposits and other intangibles	71,563	63,179	57,906	61,709	65,395
Deferred taxes	(25,047)	(22,113)	(20,267)	(21,598)	(22,888)

	771,815	750,953	561,968	563,693	565,488

Average tangible assets	$16,920,160	$16,844,745	$15,240,835	$15,132,652	$15,093,834

Supplemental Financial Information - First Quarter 2007

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS	Three Months Ended March 31
	2007	2006
Net income	$0.44	$0.47
After-tax earnings from discontinued operations	—	—
After-tax core operating adjustments	0.01	—

Core operating earnings	0.45	0.47
After-tax amortization of core deposits and other intangible assets	0.03	0.02

Cash operating earnings	$0.47	$0.49

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net income	$0.44	$0.35	$0.50	$0.42	$0.47
After-tax earnings from discontinued operations	—	—	—	—	—
After-tax core operating adjustments	0.01	0.12	(0.02)	0.06	0.00

Core operating earnings	0.45	0.47	0.49	0.48	0.47
After-tax amortization of core deposits and other intangible assets	0.03	0.02	0.02	0.02	0.02

Cash operating earnings	$0.47	$0.49	$0.51	$0.50	$0.49

Diluted EPS	Three Months Ended March 31
	2007	2006
Net income	$0.44	$0.46
After-tax earnings from discontinued operations	—	—
After-tax core operating adjustments	0.01	—

Core operating earnings	0.45	0.46
After-tax amortization of core deposits and other intangible assets	0.03	0.02

Cash operating earnings	$0.47	$0.49

	2007	2006
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net income	$0.44	$0.35	$0.50	$0.41	$0.46
After-tax earnings from discontinued operations	—	—	—	—	—
After-tax core operating adjustments	0.01	0.12	(0.02)	0.06	0.00

Core operating earnings	0.45	0.47	0.48	0.47	0.46
After-tax amortization of core deposits and other intangible assets	0.03	0.02	0.02	0.02	0.02

Cash operating earnings	$0.47	$0.49	$0.51	$0.50	$0.49

— end —

12